AMENDMENT TO CREDIT AGREEMENT

     THIS AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of November 23, 1998, by and among MEDITRUST CORPORATION (the "Borrower"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Administrative Agent (the "Administrative Agent"), BANKERS TRUST COMPANY, as Syndication Agent, BANKBOSTON, N.A., as Co-Documentation Agent, FLEET NATIONAL BANK, as Co-Documentation Agent, and the BANKS listed on the signature pages hereof.

                              W I T N E S S E T H:
                              --------------------

                  WHEREAS, the Borrower and the Banks have entered into the Credit Agreement, dated as of July 17, 1998 (the "Credit Agreement"); and

                  WHEREAS, the parties desire to modify the Credit Agreement upon the terms and conditions set forth herein.

                  NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                  1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

                  2. Annual EBITDA. The definition of "Annual EBITDA" is hereby deleted and the following substituted therefor:

                  "Annual EBITDA" means, measured as of the last day of each calendar quarter, an amount derived from (i) total revenues as determined in accordance with GAAP and reflected in the combined consolidated financial statements relating to the Borrower, MOC and their Consolidated Subsidiaries or to the Borrower's or MOC's direct or indirect interest in Minority Holdings for the previous four consecutive calendar quarters including the quarter then ended, on an accrual basis, less (ii) total operating expenses and other expenses relating to the Borrower, MOC and their Consolidated Subsidiaries and relating to the Borrower's and MOC's direct or indirect interest in Minority Holdings for such period (other than interest, taxes, depreciation, amortization, and other non-cash items, as well as nonrecurring, one-time cash charges, not to exceed (together with those one-time cash charges set forth in clause
                  (iii) below), for the period commencing October 1, 1998, $250,000,000 in the aggre gate), less (iii) total corporate operating expenses (including general overhead expenses) and other expenses of the Borrower, MOC, their Consolidated Subsidiaries and such expenses relating to the Bor rower's and MOC's direct or indirect interest in Minority Holdings (other than interest, taxes, depreciation, amortization and other non-cash items, as well as nonrecurring, one-time cash charges, not to exceed (together with those one-time cash charges set forth in clause (ii) above), for the period commencing October 1, 1998, $250,000,000 in the aggregate), for such period.

     3. Applicable Margin. The definition of "Applicable Margin" is hereby deleted and the following substituted therefor: "'Applicable Margin' means, with respect to each Euro-Dollar Loan, 2.625%, and with respect to each Base Rate Loan, 1.75%; provided, however, that if the Borrower, MOC and/or any of their Subsidiaries shall fail to complete one or more offerings or private placements of convertible preferred stock, common stock or other equity securities or securities convertible into equity securities (collectively, "Securities"), in an aggregate amount not less than $100,000,000 on or before February 1, 1999, then, commenc ing as of February 1, 1999, the "Applicable Margin" shall be increased by the


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

Capital Markets Condition Spread until such time as Securities in an amount not less than $100,000,000 shall have been issued. For purposes hereof, "Capital Markets Condition Spread" means an amount equal to 0.25%."

     4. Debt. The following clause "(E)" is hereby added to the definition of "Debt: ", and (E) all repurchase and similar obligations of such Person." In addition, the following sentence is hereby added to the end of the definition of "Debt": "Notwithstanding anything contained herein to the contrary, Debt shall not be deemed to include any amounts evidenced by the nonrecourse mortgage note payable to Merrill Lynch International and secured by a mortgage or deed of trust on the Santa Anita Racetrack."

     5. FEITS Agreement. The following definition is hereby added after the definition of "Federal Reserve Board": "'FEITS Agreement' means the Purchase Agreement, dated as of February 26, 1998, among the Borrower, MOC, Merrill Lynch International and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agent for the account of Merrill Lynch International, as amended by Amendment Agreements, dated as July 16, 1998 and July 31, 1998, and all other agreements executed in connection therewith (a true and complete copy of which has been delivered by the Borrower to the Administrative Agent, the Syndication Agent and the Co-Documentation Agents), as the same may be amended from time to time in accordance with the provisions hereof."


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

     6. Guaranty. The definition "Guarantor Subsidiary" is hereby deleted and all references thereto in the Credit Agreement and the other Loan Documents are hereby deemed to be deleted. In addition, the definition of "Guaranty" is hereby amended by substituting the phrase "all Consolidated Subsidiaries of the Borrower and/or MOC that are required to deliver a Guaranty pursuant to Section
5.22 hereof" for the phrase "a Guarantor Subsidiary".

     7. Loan Documents. The definition of "Loan Documents"" is hereby deleted and the following substituted therefor:

                  "Loan Documents" means this Agreement, the Notes, any Guaranty, the Letter(s) of Credit, the Letter of Credit Documents, the Pledges, the Subordination Agreement and any related documents.

     8. Net Offering Proceeds. The definition of "Net Offering Proceeds"" is hereby deleted and the following substituted therefor:

                  "Net Offering Proceeds" means all cash received by the Borrower or MOC as a result of the sale and/or issuance of (x) common stock, preferred stock, partnership interests, limited liability company interests, or other ownership or equity interests in the Borrower or MOC (or evidence of indebtedness of the Borrower or MOC con vertible into any of the foregoing), or (y) debt securities or any other debt instruments, whether or not securities, including, without limitation, notes and loan agreements with banks, life insurance companies and all other lenders, less, in either case, customary costs and discounts of issuance paid by the Borrower or MOC, as the case may be, and exclusive of any cash proceeds received in connection with the settlement of the Forward Equity Issuance Transaction, dated as of February 26, 1998 with Merrill Lynch International.


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

     9. Permitted Liens. The following clause is hereby added to the end of the definition of "Permitted Liens": ", and (i) Liens created pursuant to the Pledges".

     10. Pledges. The following definition is hereby added after the definition of "Plan":

                  "Pledges" means, collectively, the Equity Interest Pledge and Secu rity Agreement, the Mortgage Loan Pledge and Security Agreement, and the Intercompany Debt Pledge and Security Agreement, all dated as of November 23, 1998, by the Borrower, MOC and certain of their Subsidiaries, for the benefit of the Administrative Agent, on behalf of the Banks, as well as for the benefit of the trustee(s) of the bondholders (the "Bondholders") more particularly set forth on Schedule 9 hereto.

     11. Subordination Agreement. The following definition is hereby added to the Credit Agreement following the definition of "Solvent": "Subordination Agreement" means the Subordination Agreement, dated as of the date hereof, by the Borrower, Meditrust Finance Corporation and Meditrust Mortgage Invest ments, Inc., for the benefit of the Administrative Agent, on behalf of the Banks and the Bondholders.

     12. Unsecured Debt Ratio. The definition of "Unsecured Debt Ratio" is hereby amended by adding the following: "For purposes of this definition, 'Unse cured Debt of the Borrower, MOC and their Consolidated Subsidiaries' shall be deemed to include the Obligations, as well as all other Debt that is secured by the Pledges."

     13. Facility Fee. Section 2.8(a) of the Credit Agreement is hereby deleted, and the following substituted therefor:

                  Facility Fee. During the Term, the Borrower shall pay to the Administrative Agent for the account of the Banks ratably in propor tion to their respective Commitments, a facility fee on the daily average Commitments in any given quarter at a percentage per annum equal to 0.375%.

                  The facility fee with respect to Tranche A Loans shall be payable quarterly, in arrears, on each January 1, April 1, July 1, and Octo ber 1, as well as on the applicable Maturity Date, during the Term and any extensions thereof. The facility fee with respect to Tranche B Loans, Tranche C Loans and Tranche D Loans shall be payable on the last day of each Interest Period and, if such Interest Period is longer than three months, at intervals of three months after the first day thereof, i.e. simultaneously with the payment of interest in accordance with the provisions of Section 2.7.

     14. Financial Covenants. Section 5.8 of the Credit Agreement is hereby amended as follows:

     (a) Section 5.8(a) of the Credit Agreement is hereby deleted and the following substituted therefor:

          (a) Total Liabilities to Total Fair Market Value. As of the last day of each calendar quarter, the Total Debt Ratio will not be greater than (i) 62.5% from October 1, 1998 through March 31, 1999, (ii) 60% from April 1, 1999 through September 30, 1999, (iii) 57.5% from October 1, 1999 through the final Maturity Date, and (iv) notwithstanding the provisions of clauses (i), (ii), or (iii) to the contrary, from and after the Conversion Date, 60%.

     (b) Section 5.8(b) of the Credit Agreement is hereby deleted and the following substituted therefor:


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

          (b) Total Debt to Annual EBITDA. As of the last day of each calendar quarter, the ratio of (i) the sum, without duplication, of (x) the Debt of the Borrower, MOC and their Consolidated Subsidiaries, and (y) the Borrower's and MOC's pro rata share of the Debt of any Minority Holdings of the Borrower or MOC to (ii) Annual EBITDA, will not be more than (A) 5.5:1 commencing as of Octo ber 1, 1998 through March 31, 1999, (B) 5.25:1 from April 1, 1999 through September 30, 1999,
          (C) 5.0:1 from October 1, 1999 through December 31, 1999, and (D) 4.75:1 thereafter. For pur poses of this clause (b), prior to June 30, 1999, Annual EBITDA shall be calculated on an annualized basis, commencing as of the quarter ending September 30, 1998, and from and after July 1, 1999, Annual EBITDA shall be calculated based upon the Annual EBITDA for the preceding four quarters.

     (c) Section 5.8(e) of the Credit Agreement is hereby deleted and the following substituted therefor:

          (c) Unsecured Debt Ratio. As of the last day of each calendar quarter, the Unsecured Debt Ratio will not be less than (A) 0.87:1 commencing as of October 1, 1998 through March 31, 1999, (B) 0.90:1 from April 1, 1999 through June 30, 1999, (C) 0.95:1 from July 1, 1999 through September 30, 1999, and (D) 1.0:1 thereafter.

     (d) Section 5.8(g) of the Credit Agreement is hereby deleted and the following substituted therefor:

          (d) Minimum Consolidated Tangible Net Worth. The Consolidated Tangible Net Worth will at no time be less than the sum of (i) $2,000,000,000,
          (ii) 75% of all Net Offering Proceeds set forth in clause (x) of the definition thereof, and (iii) in the case of convertible Debt in existence as of the Closing Date, upon conversion of any such Debt to an equity interest in the Borrower or MOC, 75% of the principal amount of such Debt so converted.

     (e) Section 5.8(h) of the Credit Agreement is hereby deleted and the following substituted therefor:


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

          (e) Limitation on Secured Debt. Secured Debt of the Borrower, MOC and their Consolidated Subsidiaries shall at no time exceed ten percent (10%) of Total Fair Market Value, exclusive of any Mort gages delivered in connection with the Security Conversion, the Pledges, any mortgage delivered to Merrill Lynch International, encumbering the Santa Anita Racetrack to secure the Borrower's obligations under the FEITS Agreement, or any intercompany debt otherwise permitted hereunder.

     15. Restriction on Fundamental Changes; Operation and Control. Section 5.9(a) of the Credit Agreement is hereby deleted and the following substituted therefor:

          (a) None of the Borrower, MOC or any Subsidiary shall (i)enter into any merger or consolidation (not including mergers and consoli dations with each other), unless the Borrower, MOC or such Subsid iary, as the case may be, is the surviving entity, or (ii) except in the case of a Subsidiary of either the Borrower or MOC (unless the same shall constitute a substantial part of the Borrower's or MOC's business or property), liquidate, wind-up or dissolve (or suffer any liquidation or dissolution), discontinue its business or convey, lease, sell, transfer or otherwise dispose of (except in each case to another Subsidiary), in one transaction or series of transactions, any substan tial part of its business or property, or (iii) sell or transfer all or any substantial part, to one Person or a group of related Persons (other than a Consolidated Subsidiary of the Borrower or MOC), (A) the ownership, financing or operation of the Healthcare Properties, or (B) the ownership, financing or operation of the Hotel Properties (it being understood that such a transfer to a Consolidated Subsidiary and the subsequent dividending out of the stock thereof, or any other form of "spin-off" transaction shall be deemed to be a transfer for purposes hereof), without the prior written consent of the Banks in their sole discretion.


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

     16. Use of Proceeds. Section 5.16 of the Credit Agreement is hereby amended by deleting the second sentence thereof and substituting the following therefor:

          The Borrower may also use the proceeds of the Tranche A Loans to repay its obligations under the FEITS Agreement, but only to the extent that the Borrower shall have previously repaid the Tranche A Loans, in accordance with the provisions of Section 2.10(b), with the Net Cash Proceeds from the sale of the Santa Anita Racetrack (including associated artwork).

     17. Subsidiaries Guaranty. Section 5.22 is hereby deleted and the follow ing substituted therefor:

          Section 5.22. Guaranties, Pledges and Subordination Agreements. The Borrower, simultaneously herewith, shall cause MOC, as well as each of the Borrower's and MOC's Consolidated Subsidiaries (other than, in the case of the Borrower, those Subsidiaries set forth on Schedule 5.22 attached hereto, consisting of those Persons whose assets are currently contemplated to be sold to HealthSouth Corpora tion (provided, however, if such sale is not consummated on or before February 15, 1999, the Borrower promptly shall cause each such Subsidiary to deliver a Guaranty and a Pledge), and, in the case of MOC, MOC Healthcare Company, The Santa Anita Companies, Inc. and its Subsidiaries, Meditrust Acquisition Company and Meditrust Operating
          LLC) and, in the case of the Borrower and MOC, any Subsidiaries holding only liquor licenses, to execute and deliver to the Administrative Agent, for the benefit of the Banks, a Guaranty and the Pledges. In addition, within twenty (20) Domestic Business Days' after the creation of any Subsidiary or Minority Holding, the Borrower shall, or shall cause MOC to, cause any such Subsidiary to execute and deliver to the Administrative Agent, for the benefit of the Banks, a Guaranty and the applicable parent(s) of such Subsidiary or Minority Holding, to execute and deliver to the Administrative Agent, for the benefit of the Banks and the trustee(s) for the benefit of the Bondholders, the applicable Pledge. The


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

          Banks hereby acknowledge and agree that, provided that no Event of Default shall have occurred and be continuing, the Borrower and MOC shall have the right to sell, or cause to be sold, the assets or stock of, or other ownership interests in, any such Subsidiary or Minority Holding, and to accept prepayment or repayment of any Healthcare Mortgage or intercompany loan, free and clear of the Lien of the applicable Pledge, provided further that sale, prepayment or repayment shall otherwise be in accordance with the provisions of the Credit Agreement, including, without limitation, Sections 2.10 and 5.21. In addition, the Banks further acknowledge and agree that, provided no Event of Default shall have occurred and be continuing, the Borrower and MOC shall have the right to transfer assets, stock and other ownership interests among their respective Subsidiaries and Minority Holdings, to form additional Subsidiaries and Minority Holdings, to merge Subsidiaries with each other or their parent entities, and to dissolve Subsidiaries that no longer hold any assets, provided, however, that at all times the Administrative Agent shall hold, for the benefit of the Banks and the Bondholders, a perfected first priority Lien on the stock, partnership, membership or other ownership interests in all existing Subsidiaries and Minority Hold ings of the Borrower and MOC (except as specifically set forth above).

          (b) The Borrower, simultaneously herewith, shall cause MOC, as well as each of the Borrower's and MOC's applicable Consolidated Subsidiaries that are the holders of any intercompany debt to execute and deliver to the Administrative Agent, for the benefit of the Banks and Bondholders, a Subordination Agreement. In addition, if at any time during the term of the Loans, any other Subsidiary shall be come the holder of any debt, the obligor of which is the Borrower, MOC or any Subsidiary or either, then such Subsidiary shall imme diately execute and deliver to the Administrative Agent, for the benefit of the Banks and Bondholders, together with the applicable Pledge, a Subordination Agreement.

     18. Additional Covenants. (a) The following Section 5.23 is hereby added to the Credit Agreement:


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

          Section 5.23. The FEITS Agreement. The Borrower shall not amend the FEITS Agreement as in effect as of today (the "Current FEITS Agreement") in any way that would result in (i) any addi tional cash payments to Merrill Lynch International or any of its affiliates, (ii) an increase in the Spread (as defined in the Current FEITS Agreement),
          (iii) the granting of any additional mortgage collateral, or (iv) convert any obligations of the Borrower under the Current FEITS Agreement into "Debt" or other recourse contractual obligation. If an Event of Default shall have occurred and be contin uing, the Borrower shall not amend or modify the Current FEITS Agreement in any way. In addition, in no event shall any preferred stock issued by the Borrower, MOC, or any Subsidiary in connec tion with the settlement of the FEITS Agreement include a put option prior to July 17, 2003. The Borrower will use its best efforts to settle the FEITS Agreement in accordance with the provisions hereof on or before November 30, 1998.

     (b) The following Section 5.24 is hereby added to the Credit Agreement:

          Section 5.24. Repurchase of Securities. The Borrower shall not, and shall not permit MOC or any of their Consolidated Subsidiaries to repurchase any of their stock or prepay any of the junior securi ties, other than in connection with the settlement of the FEITS Agreement, as contemplated by Section 5.23 hereof.

     (c)  The following Section 5.25 is hereby added to the Credit Agreement:

          Section 5.25. Healthcare Investments. In the event that the Borrower, MOC or any of their Subsidiaries makes any payment to Merrill Lynch International or any of its Affiliates (collectively, "Merrill Lynch") pursuant to Sections 4.2(ii) or 4.3 of the Settlement Agreement, dated as of November 11, 1998, which constitutes part of the FEITS Agreement, or as a Black-out Period Extension Fee (as defined in the Amendment to Purchase Agreement, dated as of November 11, 1998, which constitutes a part of the FEITS Agreement) (the "Merrill Lynch Cash Payments"), then for the period from January 1, 1999 through December 31, 1999, the Borrower and/or MOC shall not, and shall not permit any of their Subsidiaries to grant mortgage loans secured by Healthcare Proper-


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

          ties or acquire Healthcare Properties under transactions that are not committed to as of November 23, 1998 (by contract, commitment, lease or otherwise) (the "Healthcare Investments"), the amount of which shall exceed $125,000,000 in the aggregate, less any Merrill Lynch Cash Payments (the "Healthcare Investment Cap"). Notwithstanding the foregoing, however, (i) if the Borrower, MOC and/or their Subsidiaries complete one or more offerings or private place ments of Securities of not less than $100,000,000, the Healthcare Investment Cap shall be equal to $125,000,000, and (ii) this Section 5.25 shall be of no further force or effect at such time as the Bor rower, MOC and/or their Subsidiaries shall have completed one or more offerings or private placements of Securities equal to not less than the sum of $100,000,000 and the Merrill Lynch Cash Payments actually made. For purposes of the foregoing, (a) Healthcare Invest ments shall not include refinancings, substitutions of properties or the like, to the extent that such transactions do not constitute the investment of additional funds, and (b) the Merrill Lynch Cash Payments shall be reduced by the amount of Net Cash Proceeds attributable to the sale of the Santa Anita Artwork.

     19. Events of Default. The following Section 6.1(p) is hereby added to the Credit Agreement:

          (p) the filing group under Section 13(d) of the Securities Exchange Act of 1934, as amended, consisting of the Bass Brothers interests, Taylor & Co., and their affiliates do not maintain ownership of at least 10 million shares of common stock of the Borrower through December 31, 1999 (unless a reduction is required to maintain the Borrower's status as a REIT).

     20. Effective Date. This Amendment shall become effective when each of the following conditions is satisfied (or waived by the Required Banks) (the date such conditions are satisfied or waived being deemed the "Effective Date"):

          (a) the Borrower shall have executed and delivered to the Adminis trative Agent a duly executed original of this Amendment;


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

          (b) the Required Banks shall have executed and delivered to the Administrative Agent a duly executed original of this Amendment;

          (c) MOC shall have executed and delivered to the Administrative Agent a duly executed original of the Confirmation of Guaranty;

          (d) each of the Guarantors (as defined in the Guaranty) shall have executed and delivered to the Administrative Agent a duly executed original of the Guaranty;

          (e) each of the parties thereto shall have executed and delivered to the Administrative Agent duly executed originals of each of the Pledges;

          (f) each of the Affiliated Lenders (as defined in the Subordination Agreement) shall have executed and delivered to the Administrative Agent a duly executed original of the Subordination Agreement;

          (g) Meditrust Mortgage Investments, Inc. shall have delivered to the Administrative Agent all original executed notes evidencing the Healthcare Mortgages, endorsed in blank, executed assignments in blank of the Healthcare Mortgages and related recorded documents, in recordable form, executed assignments in blank of all unrecorded documents executed in connection with the Healthcare Mortgages, together with UCC-3 Financing Statements, in blank;

          (h) the Borrower and Meditrust Mortgage Investments, Inc. shall have delivered to the Administrative Agent all original executed Intercompany Notes (as defined in the Subordination Agreement), endorsed in blank;

          (i) the Pledgors (as defined in the Equity Interests Pledge and Secu rity Agreement) shall have delivered to the Administrative Agent all original stock certificates in connection with pledges thereunder of interests in corporations, together with executed stock powers, in blank;

          (j) each of the pledgors under the Pledges shall have executed and delivered to the Administrative Agent UCC-1 Financing Statements;

          (k) the Administrative Agent shall have received an opinion of Nutter, McClennen & Fish, LLP and Goodwin, Procter & Hoar LLP, counsel for the Borrower, MOC and the other parties (the "Other Parties") to the Pledges, the Guaranty and the Subordination Agreement (other than the Administrative Agent), acceptable to the Administrative Agent, the Banks and their counsel;

          (l) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the exis-


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

          tence of the Borrower, MOC, and the Other Parties, the authority for and the validity of this Amendment, the Pledges, the Subordina tion Agreement and the other documents executed in connection therewith, and any other matters relevant hereto, all in form and substance reasonably satisfactory to the Administrative Agent. Such documentation shall include, without limitation, the certificate of incorporation and by-laws (or other organizational documents) of the Borrower, MOC, and the Other Parties, as amended, modified or supplemented prior to the Effective Date, each certified to be true, correct and complete by an officer of the Borrower, MOC or the Other Parties, as of a date not more than ten (10) days prior to the Effective Date, together with a good standing certificate from the Secretary of State (or the equivalent thereof) of the State of Dela ware with respect to the Borrower and MOC and from the applicable Secretary of State with respect to each of the Other Parties, each to be dated not more than ten (10) days prior to the Closing Date;

          (m) the Administrative Agent shall have received all certificates, agreements and other documents and papers referred to in this Amendment, unless otherwise specified, in sufficient counterparts, satisfactory in form and substance to the Administrative Agent in its reasonable discretion;

          (n) the Administrative Agent shall have received UCC-1 searches, ordered by the Borrower, with respect to the Borrower, MOC and each of the Other Parties that are parties to the Pledges;

          (o) the Borrower, MOC and each of the Other Parties shall have taken all actions required to authorize the execution and delivery of this Amendment, the Pledges, the Subordination Agreement, the Guaranty, the Confirmation of Guaranty and the other documents executed in connection herewith and the performance thereof by the Borrower, MOC and the Other Parties;

          (p) the Administrative Agent shall have received, for its and all other Banks' account, a fee equal to 0.125% of the Commitments, and the reasonable fees and expenses accrued through the Effective Date of Skadden, Arps, Slate, Meagher & Flom LLP;

          (q) the representations and warranties of the Borrower contained in the Credit Agreement shall be true and correct in all material re spects on and as of the Effective Date; and

          (r) receipt by the Administrative Agent and the Banks of a certifi cate of an officer of the Borrower certifying that the Borrower is in


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

          compliance with all covenants of the Borrower contained in the Credit Agreement, including, without limitation, the requirements of Section 5.8, as of the Effective Date.

     21. Post-Closing. Notwithstanding anything contained herein to the contrary, on or before December 14, 1998, the Borrower shall deliver to the Administrative Agent, (i) a complete table of contents of the mortgage loan files with respect to all the Healthcare Mortgages, (ii) recording information (which may be in the form of copies of the applicable pages of the mortgagee title insurance policies) with respect to each Healthcare Mortgage, (iii) executed amendments to any of the Subsidiary Operating Agreements set forth on
Schedule 3 to the Equity Interest Pledge and Security Agreement, so as to permit the pledge pursuant thereto, as well as any transfer, whether by foreclosure or otherwise, pursuant thereto, provided, however, that with respect to those amendments to Subsidiary Operating Agreements that require the consent of a Person that is not an Affiliate of the Borrower or MOC, the Borrower and/or MOC shall only be required to use reasonable, good faith efforts to deliver the same, and (iv) copies of the Subsidiary Operating Agreements and other documents, if any, set forth on Schedule 4 to the Equity Interest Pledge and Security Agreement. In addition, at any time during the continuance of an Event of Default, upon request by the Administrative Agent, the Borrower promptly shall deliver to the Administrative Agent copies of the entire Healthcare Mortgages loan files.


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

     22. Entire Agreement. This Amendment constitutes the entire and final agreement among the parties hereto with respect to the subject matter hereof and there are no other agreements, understandings, undertakings, representations or warranties among the parties hereto with respect to the subject matter hereof except as set forth herein.

     23. Governing Law. This Amendment shall be governed by, and con strued in accordance with, the law of the State of New York.

     24. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agree ment, and any of the parties hereto may execute this Amendment by signing any such counterpart.

     25. Headings, Etc. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

     26. No Further Modifications. Except as modified herein, all of the terms and conditions of the Credit Agreement, as modified hereby shall remain in full force and effect and, as modified hereby, the Borrower confirms and ratifies all of the terms, covenants and conditions of the Credit Agreement in all respects.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



BORROWER:                                  MEDITRUST CORPORATION


                                           By:   /s/ Michael Benjamin
                                                 ------------------------------
                                           Name:  Michael S. Benjamin
                                           Title: Senior Vice President

BANKS:

                                          MORGAN GUARANTY TRUST
                                          COMPANY OF NEW YORK, as a
                                          Bank and as Administrative Agent


                                          By:    /s/ Richard Dugoff
                                                 ------------------------------
                                          Name:  Richard Dugoff
                                          Title: Vice President

                                          BANKERS TRUST COMPANY, as a Bank
                                          and as Syndication Agent


                                          By:    /s/ G. Andrew Keith
                                                 ------------------------------
                                          Name:  G. Andrew Keith
                                          Title: Vice President

                                          FLEET NATIONAL BANK, as a Bank and as
                                          Co-Documentation Agent


                                          By:    /s/ Cliff Mellor
                                                 ------------------------------
                                          Name:  Cliff Mellor
                                          Title: Vice President

                                          BANKBOSTON, N.A., as a Bank and as Co-
                                          Documentation Agent


                                          By:    /s/ Douglas Novitch
                                                 ------------------------------
                                          Name:  Douglas Novitch
                                          Title:

                                          NATIONSBANK, N.A., as a Bank


                                          By:    /s/ Forrest Scott Singhoff
                                                 ------------------------------
                                          Name:  Forrest Scott Singhoff
                                          Title: Senior Vice President

                                          VIA BANQUE, as a Bank


                                          By:___________________________________
                                             Name:
                                             Title:

                                          OAK BROOK BANK, as a Bank


                                          By:___________________________________
                                             Name:
                                             Title:

                                          PARIBAS CAPITAL FUNDING LLC, as a
                                          Bank



                                          By:___________________________________
                                             Name:
                                             Title:

                                          THE TRAVELERS INSURANCE COMPANY,
                                          as a Bank


                                          By:___________________________________
                                             Name:
                                             Title:

                                          TORONTO DOMINION (TEXAS), INC., as a
                                          Bank


                                          By:___________________________________
                                             Name:
                                             Title:

                                          CANADIAN IMPERIAL BANK OF COM
                                          MERCE, as a Bank


                                          By:___________________________________
                                             Name:
                                             Title:

                                          ML CLO XIX STERLING (CAYMAN) LTD.

                                          By: Sterling Asset Manager, LLC, as
                                              its Investment Advisor


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                          MERRILL LYNCH GLOBAL INVESTMENT
                                          SERIES: INCOME STRATEGIES PORTFOLIO

                                          By: Merrill Lynch Asset Management LP,
                                              as Investment Advisor


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                          MERRILL LYNCH PRIME RATE PORTFOLIO

                                          By: Merrill Lynch Asset Management LP,
                                              as Investment Advisor


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                          MERRILL LYNCH DEBT STRATEGIES
                                          PORTFOLIO

                                          By: Merrill Lynch Asset management LP,
                                              as Investment Advisor


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                          MERRILL, LYNCH, PIERCE, FENNER &
                                          SMITH INC.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          VAN KAMPEN AMERICAN CAPITAL
                                          SENIOR FLOATING RATE FUND


                                          By:___________________________________
                                             Name:
                                             Title:

                                          VAN KAMPEN AMERICAN CAPITAL
                                          SENIOR INCOME TRUST


                                          By:___________________________________
                                             Name:
                                             Title:

                                          AERIES FINANCE LTD.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          CERES FINANCE LTD.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          STRATA FUNDING LTD.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          MORGAN STANLEY SENIOR FUNDING,
                                          INC.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          CREDITANSTALT CORPORATE FINANCE
                                          INC.


                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title:

                                          BANK ONE, ARIZONA, NA


                                          By:___________________________________
                                             Name:
                                             Title:

                                          BAYERISCHE HYPO- UND VEREINSBANK
                                          AG, NEW YORK BRANCH


                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title:

                                          CAPTIVA FINANCE LTD.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          CAPTIVA II FINANCE LTD.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          THE CHASE MANHATTAN BANK


                                          By:___________________________________
                                             Name:
                                             Title:

                                          DLJ CAPITAL FUNDING, INC.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          DRESDNER KLEINWORT BENSON


                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title:

                                          ERSTE BANK NEW YORK BRANCH


                                          By:___________________________________
                                             Name:
                                             Title:


                                          By:___________________________________
                                             Name:
                                             Title:

                                          FIRST UNION NATIONAL BANK


                                          By:___________________________________
                                             Name:
                                             Title:

                                          KEY CORPORATE CAPITAL INC.


                                          By:___________________________________
                                             Name:
                                             Title:

                                          KZH III LLC


                                          By:___________________________________
                                             Name:
                                             Title:

                                          KZH SHOSHONE LLC


                                          By:___________________________________
                                             Name:
                                             Title:

                                          KZH STERLING LLC


                                          By:___________________________________
                                             Name:
                                             Title:

                                          LEHMAN SYNDICATED LOAN FUNDING
                                          TRUST

                                          BY: LEHMAN COMMERCIAL PAPER
                                              INC., NOT IN ITS INDIVIDUAL
                                              CAPACITY BUT SOLELY AS ASSET
                                              MANAGER


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                          ML CBO IV (CAYMAN) LTD.

                                          By: Highland Capital Management, L.P.,
                                              as Collateral Manager


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                          MOUNTAIN CLO TRUST


                                          By:___________________________________
                                             Name:
                                             Title:

                                          OXFORD STRATEGIC INCOME FUND

                                          By: Eaton Vance Management
                                                as Investment Advisor


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                          PAM CAPITAL FUNDING L.P.

                                          By: Highland Capital Management, as
                                              Collateral Agent


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                          PAMCO CAYMAN LTD.

                                          By: Highland Capital Management, as
                                              Collateral Manager


                                              By:_______________________________
                                                 Name:
                                                 Title:

                                            SENIOR DEBT PORTFOLIO

                                            By: Boston Management and Research
                                                  as Investment Advisor


                                                By:_____________________________
                                                   Name:
                                                   Title:

                                          WAINWRIGHT BANK & TRUST COMPANY


                                          By:___________________________________
                                             Name:
                                             Title:

                                   SCHEDULE 9
                                   ----------

                                   SECURITIES

1. 7.4% Senior Notes due 2005, under Indenture, dated as of September 15, 1995, between La Quinta Inns, Inc. and U.S. Trust Company of Texas, N.A.

2. 7.25% Senior Notes due 2004, under Indenture, dated as of September 15, 1995, between La Quinta Inns, Inc. and U.S. Trust Company of Texas, N.A.

3. Medium term Notes due from 9 Months to 30 Months, under Indenture, dated as of September 15, 1995, between La Quinta Inns, Inc. and U.S. Trust Company of Texas, N.A.

4. 7.375% Notes due July 15, 2000 pursuant to the First Supplemental Inden ture, dated as of July 26, 1995, to Indenture, dated as of July 26, 1995, between Meditrust and Fleet National Bank, as trustee, as supplemented by the Eighth Supplemental Indenture, dated as of November 5, 1997, between Meditrust Corporation, formerly known as Santa Anita Realty Enterprises, Inc. (successor by merger to Meditrust), and State Street Bank and Trust Company (successor trustee to Fleet National Bank).

5. 7.60% Notes due July 15, 2001 pursuant to the First Supplemental Indenture, dated as of July 26, 1995, to Indenture, dated as of July 26, 1995, between Meditrust and Fleet National Bank, as trustee, as supplemented by the Eighth Supplemental Indenture, dated as of November 5, 1997, between Meditrust Corporation, formerly known as Santa Anita Realty Enterprises, Inc. (succes sor by merger to Meditrust), and State Street Bank and Trust Company (successor trustee to Fleet National Bank).

6. 8.54% Convertible Senior Notes due July 1, 2000 pursuant to the Second Supplemental Indenture, dated as of July 28, 1995, to Indenture, dated as of July 26, 1995, between Meditrust and Fleet National Bank, as trustee, as supplemented by the Eighth Supplemental Indenture, dated as of November 5, 1997, between Meditrust Corporation, formerly known as Santa Anita Realty Enterprises, Inc. (successor by merger to Meditrust), and State Street Bank and Trust Company (successor trustee to Fleet National Bank).

7. 8.56% Convertible Senior Notes due July 1, 2002 pursuant to the Second Supplemental Indenture, dated as of July 28, 1995, to Indenture, dated as of July 26, 1995, between Meditrust and Fleet National Bank, as trustee, as supplemented by the Eighth Supplemental Indenture, dated as of November 5, 1997, between Meditrust Corporation, formerly known as Santa Anita

     Realty Enterprises, Inc. (successor by merger to Meditrust), and State Street Bank and Trust Company (successor trustee to Fleet National Bank).

8. Medium-Term Notes due from 9 Months to 30 Years from Date of Issue, pursuant to the Third Supplemental Indenture, dated as of August 10, 1995, to Indenture, dated as of July 26, 1995, between Meditrust and Fleet National Bank, as trustee, as supplemented by the Eighth Supplemental Indenture, dated as of November 5, 1997, between Meditrust Corporation, formerly known as Santa Anita Realty Enterprises, Inc. (successor by merger to Meditrust), and State Street Bank and Trust Company (successor trustee to Fleet National Bank).

9. 7.82% Notes due September 10, 2026, pursuant to the Fourth Supplemental Indenture, dated as of September 10, 1996, to Indenture, dated as of July 26, 1995, between Meditrust and Fleet National Bank, as trustee, as supple mented by the Eighth Supplemental Indenture, dated as of November 5, 1997, between Meditrust Corporation, formerly known as Santa Anita Realty Enterprises, Inc. (successor by merger to Meditrust), and State Street Bank and Trust Company (successor trustee to Fleet National Bank).

10. 7% Notes due August 15, 2007, pursuant to the Fifth Supplemental Inden ture, dated as of August 12, 1997, to Indenture, dated as of July 26, 1995, between Meditrust and Fleet National Bank, as trustee, as supplemented by the Eighth Supplemental Indenture, dated as of November 5, 1997, between Meditrust Corporation, formerly known as Santa Anita Realty Enterprises, Inc. (successor by merger to Meditrust), and State Street Bank and Trust Company (successor trustee to Fleet National Bank).

                                  SCHEDULE 5.22
                                  -------------

                              EXCLUDED SUBSIDIARIES

Northeast Arkansas Rehabilitation Limited Partnership

Topeka Associates Limited Partnership

Northern Louisiana Associates Limited Partnership

Acadian Healthcare Associates Limited Partnership

Harco Associates Limited Partnership

Fort Worth Rehabilitation Limited Partnership